Exhibit 32.1
                                              (Furnished as EDGAR Exhibit 99.3)




                        CERTIFICATION OF PERIODIC REPORT

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Veridium Corporation (the "Company"), certifies that:

1. The Quarterly Report on Form 10-QSB of the Company for the quarterly period ended June 30, 2003 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                       Veridium Corporation


Dated:  November 13, 2003              BY:  /s/ Kevin E. Kreisler
                                            --------------------------
                                            Kevin E. Kreisler
                                            Chairman of the Board, President
                                             and Chief Executive Officer



Dated:  November 13, 2003              BY:  /s/John C. Armas
                                            ----------------
                                            John C. Armas
                                            Chief Financial Officer


This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.